The Securities in the form of the Unsecured Convertible Credit Note of Athena Silver Corporation have not been registered under the Securities Act of 1933, as amended, or under any state securities laws.  Such securities cannot be sold, transferred, assigned or otherwise disposed, except in accordance with the Securities Act of 1933, as amended, and applicable state securities laws.

UNSECURED CONVERTIBLE CREDIT NOTE

$_______________

__________, 2012

FOR VALUE RECEIVED, ATHENA SILVER CORPORATION, a Delaware (the "Maker"),  promises to pay to the order of  JOHN D. GIBBS ("Holder") at 807 Wood N Creek, Ardmore, OK 73401 or at such other place as Holder may from time to time designate in writing, the principal sum of _____________________________  ($_____________), together with interest on so much thereof as is from time to time outstanding at the rate hereinafter provided, and payable as hereinafter provided.

This Unsecured Convertible Credit Note (this “Note”) is one of an authorized issue of Maker’s promissory notes issued in varying denominations, numbered consecutively and limited to the aggregate principal amount outstanding of One Million and 00/100 Dollars ($1,000,000) (the “Notes”).  The Notes are and will be issued under and pursuant to a Credit Agreement dated July __, 2012 between Maker, as Borrower, and Holder, as Lender (the "Credit Agreement").  Maker’s obligations under the Notes are unsecured.

1.

Interest Rate.  The unpaid principal balance of this Note shall bear interest commencing on the date hereof at the rate of five percent (5%) per annum.

2.

Payment/Maturity Date.  The principal balance hereof and accrued and unpaid interest shall be due and payable in full on or before July 31, 2013.

3.

Default Interest and Attorney Fees.  Upon declaration of a default hereunder, the balance of the principal remaining unpaid, interest accrued thereon, and all other costs, and fees shall bear interest at the rate of eight percent (8%) per annum from the date or default, or the date of advance, as applicable.  In the event of default, the Maker and all other parties liable hereon agree to pay all costs of collection, including reasonable attorneys' fees.

4.

Interest Calculation.  Interest shall be computed using the actual number of days in the period for which such computation is made and a per diem rate equal to 1/365 of the rate per annum.

5.

Prepayment.  Maker may prepay accrued interest and/or the unpaid principal balance of this Note in whole or in part at any time or from time to time without penalty, together with interest accrued thereon to the date of such prepayment.

6.

Costs of Collection.  Maker agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of Holder's rights hereunder or under any instrument securing payment of this Note, Maker shall pay to Holder its reasonable attorneys' fees and all court costs and other expenses incurred in connection therewith, regardless of whether a lawsuit is ever commenced or whether, if commenced, the same proceeds to judgment or not.  Such costs and expenses shall include, without limitation, all costs, reasonable attorneys' fees, and expenses incurred by Holder in connection with any insolvency, bankruptcy, reorganization, foreclosure, deed in lieu of foreclosure or similar proceedings involving Maker or any endorser, surety, guarantor, or other person liable for this Note which in any way affect the exercise by Holder of its rights and remedies under this Note, or any other document or instrument securing, evidencing, or relating to the indebtedness evidenced by this Note.

7.

Conversion.

a.

Optional Conversion Right.  Subject to and in compliance with the provisions of this Paragraph 7, all or any portion of the principal amount together with accrued and unpaid interest outstanding on the Note may, at any time at the option of the Holder, be converted into fully-paid and non-assessable shares of common stock of Maker ("Common Stock"), $.0001 par value.

b.

Applicable Conversion Value.  Subject to the adjustments provided for herein, the price per share at which the Note may be converted into common stock (the "Applicable Conversion Value") shall be $0.50 per share of Common Stock, subject to adjustment provided for herein.

c.

Adjustments for Capital Reorganization, Reclassification or Transfer or Assets.  In the event the Common Stock issuable upon conversion of the Note shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise, or in the event Maker shall at any time issue Common Stock by way of dividend or other distribution on any stock of Maker, or subdivide or combine the outstanding shares of Common Stock, then in each such event the Holder shall have the right thereafter, but not the obligation, to convert such Note and receive the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such organization, reclassification or change.  In the case of any such reorganization, reclassification or change, the Conversion Value shall also be appropriately adjusted so as to maintain the aggregate Conversion Value.  Further, in case of any such consolidation or merger of Maker with or into another corporation in which consolidation or merger Maker is not the continuing corporation, or in case of any sale or conveyance to another corporation of the property of Maker as an entirety, or substantially as an entirety, Maker shall cause effective provision to be made so that the Holder shall have the right thereafter, by converting the Note, to purchase the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance by holders of the number of share of Common Stock into which such Note might have been exercised immediately prior to such consolidation, merger, sale or conveyance, which provision shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Note.  The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.  Notwithstanding the foregoing, no adjustment of the Conversion Value shall be made as a result of or in connection with (1)

the issuance of Common Stock of Maker pursuant to options, warrants and share purchase agreements now in effect or hereafter outstanding or created, (2) the establishment of option plans of Maker, the modification, renewal or extension of any plan now in effect or hereafter created, or the issuance of Common Stock upon exercise of any options pursuant to such plans, (3) the issuance of Common Stock in connection with an acquisition, consolidation or merger of any type in which Maker is the continuing corporation, or (4) the issuance of Common Stock in consideration of such cash, property or service as may be approved by the Board of Directors of Maker and permitted by applicable law.

d.

Continuation of Terms.  Upon any reorganization, consolidation or merger referred to in this Paragraph 4, the Note shall continue in full force and effect until conversion by the Holder and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of any note after the consummation of such reorganization, consolidation, merger of any similar event and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of Maker whether or not such person shall have expressly assumed the terms of the Note.

e.

Exercise of Conversion Privilege.  To exercise its conversion privilege, the Holder shall surrender such Note, or recognize partial prepayment therefor, being converted to Maker at its principal office, and shall give written notice to Maker at that office that Holder is delivering the Note for conversion or recognizing partial prepayment.  Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued.  The Note, if  surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank.

f.

Notice of Record Date.  In the event of:

(1)

any taking by Maker of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(2)

any capital reorganization of Maker, any reclassification or recapitalization of the capital stock of Maker, any merger or consolidating of Maker or a transfer of all or substantially all of the assets of the company to any other corporation, or any other entity or person, or

(3)

any voluntary or involuntary dissolution, liquidation or winding up of Maker,

then and in each such event Maker shall mail or cause to be mailed to the Holder a notice specifying  (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of said dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of common stock (or other securities) shall be entitled to exchange their shares of common stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up.  Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which such action is to be taken.

8.

Default.  At the option of Holder, the unpaid principal balance of this Note and all accrued interest thereon shall become immediately due, payable, and collectible, without notice or demand, upon the occurrence at any time of any of the following events, each of which shall be deemed to be an event of default hereunder:

a.

Maker's failure to make any payment of principal, interest, or other charges on or before the date on which such payment becomes due and payable under this Note.

b.

Any breach or violation of any agreement or covenant contained in this Note, or in any other document or instrument evidencing, or relating to the indebtedness evidenced by this Note, including, without limitation, the Credit Agreement .

c.

The failure of Maker to generally pay its debts as they become due or if Maker shall file in any court pursuant to any statute, either of the United States or of any state, a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a substantial portion of Maker' property, or if Maker make any assignment for or petitions for or enters into an arrangement for the benefit of creditors, or if a petition in bankruptcy is filed against Maker which is not discharged within sixty (60) days thereafter.

d.

Dissolution, liquidation or termination of Maker.

9.

Application of Payments.  Any payment made against the indebtedness evidenced by this Note shall be applied against the following items in the following order:  (1) costs of collection, including reasonable attorney's fees incurred or paid and all costs, expenses, default interest, late charges and other expenses incurred by Holder and reimbursable to Holder pursuant to this Note (as described herein); (2) default interest accrued to the date of said payment; (3) ordinary interest accrued to the date of said payment; and (4) finally, outstanding principal.

10.

Assignment of Note.  This Note may not be assigned by Maker without the Holder’s written consent.

11.

Non-Waiver.  No delay or omission on the part of Holder in exercising any rights or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note.  A waiver on any one or more occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

12.

Maximum Interest.  In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or retention of the money to be loaned hereunder ("Interest") exceed the maximum amount permissible under applicable law.  If the performance or fulfillment of any provision hereof, or any agreement between Maker and Holder shall result in Interest exceeding the limit for Interest prescribed by law, then the amount of such Interest shall be reduced to such limit.  If, from any circumstance whatsoever, Holder should receive as Interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of Holder, be paid over to Maker) and not to the payment of Interest.

13.

Purpose of Loan.  Maker certifies that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds thereof will not be used primarily for personal, family, household, or agricultural purposes.

14.

Waiver of Presentment.  Maker and the endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation shall be jointly and severally liable for such obligation and hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof.  Said parties consent to any modification or extension of time (whether one or more) of payment hereof, the release of all or any part of the security for the payment hereof, and the release of any party liable for payment of this obligation.  Any modification, extension, or release may be without notice to any such party and shall not discharge said party's liability hereunder.

15.

Governing Law.  This Agreement shall be construed in accordance with, governed by and enforced under the laws of the State of Delaware.

16.

Binding Effect.  The term "Maker" as used herein shall include the original Maker of this Note and any party who may subsequently become liable for the payment hereof as an assumer with the consent of the Holder, provided that Holder may, at its option, consider the original Maker of this Note alone as Maker unless Holder has consented in writing to the substitution of another party as Maker.  The term "Holder" as used herein shall mean Holder or, if this Note is transferred, the then Holder of this Note.

17.

Relationship of Parties.  Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between Maker and Holder, Holder is acting hereunder as a lender only.

18.

Liability of Maker.  Maker's liability under this Note shall be joint and several; and Holder shall have no duty or obligation to exhaust any remedies at law or in equity against one Maker as a condition to asserting Holder's remedies against the other Maker, or both Maker concurrently.

19.

Severability.  Invalidation of any of the provisions of this Note or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Note.

20.

Amendment; Conflicts.  This Note may not be amended, modified, or changed, except only by an instrument in writing signed by both of the parties.  To the extent there is a conflict in the terms and provisions of this Note and the terms and provisions of the Credit Agreement, the terms and provisions of the Credit Agreement shall control and be binding.

21.

Time of the Essence.  Time is of the essence for the performance of each and every obligation of Maker hereunder.

IN WITNESS WHEREOF, the undersigned has executed this Note this ___ day of ______, 2012.

ATHENA SILVER CORPORATION

By:

NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) and $___________ in accrued and unpaid interest due under the Note into shares of common stock, par value $.0001 per share (“Common Stock”), of Athena Silver Corporation, Inc., a Delaware corporation (the “Company”) according to the conditions of the Unsecured Convertible Credit Note of the Company (the “Note”), as of the date written below.  If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates.  No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.  The original certificate evidencing the Note is delivered herewith (or evidence of loss, theft or destruction thereof).

The Company shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker:

Account Number:

In lieu of receiving shares of Common Stock issuable pursuant to this Notice of Conversion by way of a DWAC Transfer, the undersigned hereby requests that the Company issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:

Address:

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Note shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

Date of Conversion:___________________________

Applicable Conversion Price:____________________

Number of Shares of Common Stock to be Issued Pursuant to

Conversion of the Notes:___________________

Signature:___________________________________

Name:______________________________________

Address:____________________________________

___________________________________________

SS or Tax I.D. No.____________________________

The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original Note(s) to be converted, and shall make payments pursuant to the Notes for the number of business days such issuance and delivery is late.